SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 25, 2002


                          SWIFT TRANSPORTATION CO, INC.
             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                       0-18605                86-0666860
(State or other jurisdiction of   (Commission File Number)    (I.R.S Employer
 incorporation or organization)                             (Identification No.)


                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043
               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 269-9700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS.

     On November 25, 2002, Swift Transportation Co., Inc. (the "Company") announced that it had entered a $255 million revolving credit agreement with a group of 7 banks, including SunTrust Bank as Administrative Agent. The revolving credit agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the Company's press release announcing the closing of the revolving credit agreement is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

   10.1 Revolving Credit Agreement, dated as of November 21, 2002, among Swift Transportation Co., Inc., an Arizona corporation, as Borrower, Swift Transportation Co., Inc., a Nevada corporation, as Holdings, the Lenders from time to time party thereto, SunTrust Bank, as Administrative Agent, Wells Fargo Bank, N.A. and KeyBank National Association, as Co-Syndication Agents, and U.S. Bank National Association and LaSalle Bank National Association, as Co-Documentation Agents

   99.1        Press Release, dated November 25, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SWIFT TRANSPORTATION CO., INC


Date: November 26, 2002                 By: /s/ Gary Enzor
                                            ------------------------------------
                                            Gary Enzor
                                            Chief Financial Officer